Exhibit 10.6

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November 7, 2006

To:

Podar Infotech Limited
Podar Chambers,
S. A. Brelvi Road,
Fort, Mumbai - 400001
India

Subject: Agreement extension

Dear Sirs,

As per our agreement dated 1st September 2005 you were to achieve sales target of 4000 activations within 12 months of execution of the agreement. We are aware that the same has not been achieved and we are pleased to extend the date for achieving the sales target to 31st August 2007. Rest of the terms and conditions of the agreement remains unaltered.

Thanking You,


/s/ George Metrakos
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George Metrakos
President

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